6 Frequently Asked Questions November 2, 2005 Sovereign Bancorp, Inc.

Forward-Looking Statements This presentation contains statements of Sovereign Bancorp, Inc.'s (the "Company") strategies, plans and objectives, estimates of future operating results for Sovereign Bancorp, Inc. as well as estimates of financial condition, operating efficiencies, revenue creation and shareholder value These statements and estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements Factors that might cause such a difference include, but are not limited to: general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and other technological factors affecting the Company's operations, pricing, products and services

Forward-Looking Statements In addition, this presentation and filing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, results of operations and business of Sovereign Bancorp, Inc. and the merger of Independence Community Bank Corp. with and into Sovereign that are subject to various factors which could cause actual results to differ materially from such projections or estimates. Such factors include, but are not limited to, the following: (1) the businesses of Independence Community Bank Corp. may not be combined successfully with Sovereign's businesses, or such combinations may take longer to accomplish than expected; (2) expected cost savings from the merger cannot be fully realized or realized within the expected timeframes; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with government approvals of the merger; (5) the stockholders of Independence Community Bank Corp. may fail to approve the merger of Independence Community Bank Corp. with and into Sovereign; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may adversely impact the expected financial benefits of the merger, and compress margins and adversely affect net interest income; (8) the risks associated with continued diversification of assets and adverse changes to credit quality; (9) competitive pressures from other financial service companies in Independence Community Bank Corp.'s and Sovereign's markets may increase significantly; (10) the risk of an economic slowdown that would adversely affect credit quality and loan originations; (11) other economic, competitive, governmental, regulatory, and technological factors affecting Sovereign's operations, integrations, pricing, products and services; and (12) acts of terrorism or domestic or foreign military conflicts; and acts of God, including natural disasters. Other factors that may cause actual results to differ from forward-looking statements are described in Sovereign's filings with the Securities and Exchange Commission.

Operating and Cash Earnings Per Share This presentation contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP") Sovereign's management uses the non-GAAP measures of Operating Earnings and Cash Earnings in its analysis of the company's performance. These measures typically adjust net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature or are associated with acquiring and integrating businesses, and certain non-cash charges Since certain of these items and their impact on Sovereign's performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information in evaluating the operating results of Sovereign's core businesses These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures, which may be presented by other companies

Additional Information About the Merger This communication is being made in respect of the proposed merger transaction involving Independence Community Bank Corp. and Sovereign Bancorp. In connection with the proposed transaction, Independence Community Bank Corp. will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission ("SEC"). STOCKHOLDERS OF INDEPENDENCE COMMUNITY BANK CORP. ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.myindependence.com or by mail at Independence Community Bank Corp. Investor Relations, 195 Montague St., Brooklyn, NY 11201, or by Telephone: 718-722-5400. In addition, documents filed with the SEC by Independence Community Bank Corp. are available free of charge at the SEC's web site at www.sec.gov. Independence Community Bank Corp. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Independence Community Bank Corp. in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Independence Community Bank Corp. described above. Information regarding Independence Community Bank Corp.'s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 18, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at Independence Community Bank Corp. as described above.

Proxy Solicitation Sovereign Bancorp, Inc. and its directors and officers may be deemed to be participants in the solicitation of proxies from shareholders of Sovereign. Information regarding the names of Sovereign's directors and executive officers and their respective interests in Sovereign by security holdings or otherwise is set forth in Sovereign's proxy statement relating to the 2005 annual meeting of shareholders, which may be obtained free of charge at the SEC's website at www.sec.gov and Sovereign's website at www.sovereignbank.com. Additional information regarding the interests of such potential participants will be included in the Proxy Statement and other relevant documents to be filed with the SEC in connection with Sovereign's 2006 annual meeting of stockholders. Sovereign Bancorp, Inc. will file a Proxy Statement on Schedule 14A with the SEC in connection with its 2006 annual meeting of shareholders, which, when filed, will be available free of charge at the SEC's website at www.sec.gov. Investors and security holders are advised to read Sovereign's Proxy Statement, when available, and the other materials to be filed by Sovereign related to the proxy solicitation, when available, because they will contain important information. Investors and security holders may obtain a free copy of the Proxy Statement on Schedule 14A and all other related material to be filed by Sovereign with the SEC (when they are filed and become available) free of charge at the SEC's website at www.sec.gov or by contacting Sovereign's proxy solicitors, Innisfree M&A Incorporated at 1-888-750-5834 or Mackenzie Partners, Inc. at 1-800-322-2885. Sovereign also will provide a copy of these materials without charge at the Investor Relations section of its website at www.sovereignbank.com.

6 Frequently Asked Questions Give us the financial benefits in a simple way? Why acquire Independence? Why not just sell Sovereign today? Was this transaction done as a reaction to the dissident shareholder? How did you come up with a potential $40 minimum purchase price for Sovereign in the 2008/2009 time frame? What's all this about poor Corporate Governance allegations made by Relational?

Financial Overview of the Transaction Santander Mkt. Cap: $80.1 bn Independence Mkt. Cap: $2.7 bn Sovereign Mkt. Cap: $9.0 bn Cash ($2.4 bn) Cash ($3.6 bn) 19.8% Ownership $27.00 per SOV share $462 million premium (a) $1.2 bn of cash provided through issuance of Tier 1 Capital or debt 100% Ownership $42.00 per ICBC share Price Per ICBC Share Stated Price $42.00 $36.56 $5.44 Premium received from Santander Net price paid for ICBC 13.6x 2006E EPS 12.1x 2006E EPS including run rate cost savings N.B. Market Cap statistics as of announcement. (a) Based on 20 day trailing average price.

Financial Overview of the Transaction - Benefits of the Transaction Creates a very attractive franchise Accretive to GAAP and cash earnings during first year Tangible equity dilution recovered within 2-3 quarters Tangible book dilution recovered within 4-5 quarters Potential "full" price sale to Santander or another party over 2-5 year period Numerous other benefits of Sovereign/Santander partnership

Strategic Rationale for Independence Current SOV Loan Portfolio Pro Forma SOV Loan Portfolio Independence Improves Sovereign's Franchise Value Accretive and franchise enhancing transaction 125 branches and $10.5bn in deposits overall Significant synergies for revenue enhancements Very good management team Expertise gained in CRE and multi-family Total: $42,692 mn Total: $55,024 mn N.B. Deposit and loan statistics at September 30, 2005.

Why Not Sell Sovereign Today? Issuing equity at +-24% premium over market or at 14.9 X 2005 EPS for 19.8% of company with the possibility to sell at +-16 X earnings at a future date much more attractive. Potential acquirors have lower P/E's and lower earnings growth rates vs. Sovereign.

Historical Valuations Includes ASO, CNB, CBSS, FHN, MTB, MI, NFB, RF, SNV, TCB and ZION. At 11/01/05. Price / Forward Earnings Indexed Price Performance Lehman Peer Index (a) Sovereign

Was this transaction done as a reaction to the dissident shareholder? This transaction was structured to provide great value for our shareholders. This transaction developed over months of negotiations. Market informed about this possibility in July 2005. 19.8% restriction due to: PA tender statute issues which cannot be cured by Board. Independence Board insistence for no shareholder vote. 19.9% trigger for change of control provisions in certain employee benefits.

How we came up with $40 minimum price for 2008/2009 Sovereign Potential Operating/Cash EPS Growth Rates

Governance Issues I.S.S. ranks Sovereign's Corporate Governance as better than 98% of banks in S & P index. Board on its own this summer changed compensation from primarily all stock to a more balanced cash and stock. No preferential loans, or preferential business relationships with non-management directors. Totally baseless accusations being made. Two highly respected board members being added representing $2.4 billion investment made by Santander. Another independent director from New York being added. Nominating committee is open to bring on an additional highly qualified and respected independent director.

Income Statement Detail - Base Case

Sovereign Bancorp, Inc.